EXHIBIT 99.1

Integer Announces Plans to Divest Advanced Surgical and Orthopedics Product Lines to MedPlast LLC for $600 Million

~ Disposition Provides Integer Financial Flexibility to Strengthen Medical Device Outsourcing Leadership Position ~
~ Strategic Acquisition to Bolster MedPlast’s Portfolio of Medical Device Manufacturing Capabilities ~

FRISCO, Texas & TEMPE, Ariz., May 03, 2018 (GLOBE NEWSWIRE) -- Integer Holdings Corporation (“Integer”) (NYSE:ITGR), a leading medical device outsource manufacturer, today announced that it has entered into an agreement to sell its Advanced Surgical and Orthopedics (“AS&O”) product lines to MedPlast, LLC (“MedPlast”), a leading global services provider to the medical device industry, for $600 million in cash. The transaction is expected to close in the third quarter of 2018 and is subject to customary closing conditions, including U.S. and foreign antitrust clearances.

“Integer is a global leader in medical device outsourcing, with an unmatched breadth of design, development and manufacturing capabilities,” said Joe Dziedzic, Integer’s president and chief executive officer. “After this divestiture and paying down debt with the proceeds, we expect to be a $1.2 billion company with higher margins, increased net earnings, greater returns on invested capital, and significantly lower debt leverage. This increased financial flexibility will enable us to grow our leadership position in our Cardio & Vascular and Cardiac & Neuromodulation product lines as we partner with customers to deliver life-changing innovation.”

Integer’s AS&O capabilities will bolster MedPlast’s portfolio of manufacturing solutions and transform MedPlast into one of the world’s leading outsourced contract manufacturers of medical devices. In addition to expanding MedPlast’s offering into a broad range of metals manufacturing capabilities, including machining, stamping, coating and metal forming, it will further strengthen MedPlast’s front-end design, development and prototyping services. Once complete, the acquisition will double MedPlast’s size to nearly $1 billion in sales, as well as its global footprint, with an expanded presence in Europe. MedPlast will employ nearly 6,000 engineers, technicians and assembly workers at manufacturing facilities across Asia, Central America, Europe and the United States.

“MedPlast is incredibly excited about the addition of Integer’s AS&O capabilities to our existing platform,” said MedPlast Chief Executive Officer Brian King. “This acquisition will further broaden our offerings and strengthen our ability to provide our customers with innovative solutions to meet their challenging needs. It also will provide additional scale and new growth opportunities for MedPlast. We are excited to be working with the AS&O team and look forward to collectively growing our company and continuing to deliver outstanding service to our customers.”

MedPlast’s agreement to acquire Integer’s AS&O business is the third acquisition MedPlast has facilitated in the past year. In 2017, MedPlast acquired Vention Medical’s Device Manufacturing Services business and Coastal Life Technologies to extend its portfolio of services into assembly and packaging. The strategic acquisitions follow MedPlast’s partnership in 2016 with Water Street Healthcare Partners and JLL Partners, two strategic investment firms specializing in the health care industry.

The transaction does not include Integer’s Portable Medical product line, which will remain a part of Integer.

Piper Jaffray & Co. is serving as financial advisor to Integer while Hodgson Russ LLP is serving as legal advisor.

About Integer™
Integer Holdings Corporation (NYSE:ITGR) is one of the largest medical device outsource (MDO) manufacturers in the world serving the cardiac, neuromodulation, orthopedics, vascular, advanced surgical and portable medical markets. The company provides innovative, high-quality technologies and manufacturing to Medical Device OEM’s to enhance the lives of patients worldwide. In addition, it develops batteries for high-end niche applications in energy, military, and environmental markets. The company's brands include Greatbatch™ Medical, Lake Region Medical and Electrochem. Additional information is available at www.integer.net.

About MedPlast
At MedPlast, we focus on providing end-to-end solutions for medical device OEMs. Our deep materials expertise—combined with our experience in engineering, manufacturing, assembly, packaging, and sterilization—allows us to bring our customers’ medical technology solutions to market. We have 15 locations including low-cost facilities in Costa Rica, China, Mexico, and Puerto Rico.  For more information on MedPlast, visit www.medplastgroup.com.

Safe Harbor / Forward-Looking Statements
Some of the statements contained in this press release and other written and oral statements made from time to time by us and our representatives are not statements of historical or current fact. As such, they are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations, and these statements are subject to known and unknown risks, uncertainties and assumptions. Forward-looking statements include statements relating to:

  future sales, expenses, and profitability;
  future development and expected growth of our business and industry;
  our ability to execute our business model and our business strategy;
  our ability to identify trends within our industries and to offer products and services that meet the changing needs of those markets;
  our ability to remain in compliance with our debt covenants; and
  projected capital expenditures.

You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or “variations” or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially from those stated or implied by these forward-looking statements. In evaluating these statements and our prospects, you should carefully consider the factors set forth below. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary factors and to others contained throughout this release.

Although it is not possible to create a comprehensive list of all factors that may cause actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors include the following: our high level of indebtedness, our inability to pay principal and interest on this high level of outstanding indebtedness or to remain in compliance with financial and other covenants under our senior secured credit facilities, and the risk that this high level of indebtedness limits our ability to invest in our business and overall financial flexibility; our dependence upon a limited number of customers; customer ordering patterns; product obsolescence; our inability to market current or future products; pricing pressure from customers; our ability to timely and successfully implement cost reduction and plant consolidation initiatives; our reliance on third-party suppliers for raw materials, products and subcomponents; fluctuating operating results; our inability to maintain high quality standards for our products; challenges to our intellectual property rights; product liability claims; product field actions or recalls; our inability to successfully consummate and integrate acquisitions and to realize synergies and benefits from these acquisitions and to operate these acquired businesses in accordance with expectations; our unsuccessful expansion into new markets; our failure to develop new products including system and device products; the timing, progress and ultimate success of pending regulatory actions and approvals; our inability to obtain licenses to key technology; regulatory changes, including health care reform, or consolidation in the healthcare industry; global economic factors including foreign currency exchange rates and interest rates; the resolution of various legal actions brought against the Company; enactment related and ongoing impacts related to the Tax Reform Act, including the GILTI tax; and other risks and uncertainties that arise from time to time and are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the SEC. In addition, the forward-looking statements in this release regarding the planned divestiture of our Advanced Surgical and Orthopedic product lines are subject to factors that could cause actual results to differ from such statements, including, without limitation, the need to satisfy closing conditions to such divestiture, the risk that such divestiture is delayed and the risk that the operation of the works council consultative process involving our Chaumont, France facility results in our inability to dispose of that facility in the divestiture on a timely basis or at all.  Except as may be required by law, we assume no obligation to update forward-looking statements in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

Integer Contacts:
Investor Relations
Amy Wakeham
IR@integer.net
214.618.4978

Media Relations
Kelly Butler
kelly.butler@integer.net
214.618.4216

MedPlast Contact:
Kathryn Misra
kmisra@medplastgroup.com
716.574.5859